Eganelisib Macrophage Modulator as 2L Combination Therapeutic Candidate for Metastatic Urothelial Cancer and Other Solid Tumors February 11, 2021 Exhibit 99.1

2 Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements and information of Infinity Pharmaceuticals, Inc. (“we,” “us,” “our,” “Infinity” or the “Company”) within the meaning of The Private Securities Litigation Reform Act of 1995 relating to our current and future prospects and our operations and financial results, which are based on currently available information. All statements other than statements of historical facts contained in this presentation, including express or implied statements, regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. We often use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “milestone,” “goal,” “potential,” “will,” “would,” “could,” “should,” “continue,” and other words and terms of similar meaning to help identify forward-looking statements, although not all forward-looking statements contain these identifying words. You also can identify these forward-looking statements by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements include those regarding the company’s expectations about: the therapeutic potential of PI3K-gamma selective inhibition and eganelisib, alone and in combination with other therapies; clinical trial plans, progress and enrollment projections; plans to present data; planning for a registration- enabling study in urothelial cancer; financial guidance; and the company’s ability to execute on its strategic plans. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the company’s current expectations. For example, there can be no guarantee that eganelisib will successfully complete necessary preclinical and clinical development phases or that any positive developments with eganelisib will result in stock price appreciation. Management’s expectations and, therefore, any forward-looking statements in this presentation, could also be affected by risks and uncertainties relating to a number of other factors, including the following: Infinity’s results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; Infinity’s ability to obtain, maintain and enforce patent and other intellectual property protection for eganelisib; the content and timing of decisions made by the U.S. FDA and other regulatory authorities; Infinity’s ability to obtain and maintain requisite regulatory approvals and to enroll patients in its clinical trials; unplanned cash requirements and expenditures; and development of agents by Infinity's competitors for diseases in which Infinity is currently developing or intends to develop eganelisib. These and other risks which may impact management’s expectations are described in greater detail under the caption “Risk Factors” included in Infinity’s annual report and quarterly reports filed with the Securities and Exchange Commission (SEC), and other filings filed by Infinity with the SEC, available on the SEC’s website at www.sec.gov. Any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Infinity regularly uses its website to post information regarding its business, product development programs and governance.

3 Today’s Agenda Evolving Standard of Care in Metastatic Urothelial Cancer (mUC) and MARIO-275 Initial Results Brian Schwartz, MD, Consulting Chief Physician, Infinity Pharmaceuticals Q&A Discussion Brian Schwartz, MD; Adelene Perkins Eganelisib: Macrophage Modulating Therapeutic Candidate to Address High Unmet Medical Need Adelene Perkins, Chair & CEO, Infinity Pharmaceuticals Eganelisib Ongoing Development Brian Schwartz, MD, Consulting Chief Physician, Infinity Pharmaceuticals

4 Eganelisib is designed to address fundamental biologic mechanism of immune suppression in cancer Opportunity to Improve Patient Outcomes Over SOC in Areas of High Unmet Need Multiple Data Readouts Planned in 2021 Eganelisib is an oral, macrophage reprogramming therapeutic candidate Planning registration-enabling study in urothelial cancer Clinical and translational data presented in late 2020 demonstrate eganelisib patient benefit over standard of care therapies with UC data at ASCO GU Feb ‘21 and planned TNBC data in 1H & 2H ’21 Wholly-owned drug candidate with composition of matter IP through 2034 SOC, standard of care; UC, urothelial cancer; TNBC, triple-negative breast cancer

5 Population 2L Urothelial Cancer Study MARIO-2751 Combination Eganelisib + Nivolumab Control / Benchmark Therapy Nivolumab + Placebo Control Arm and CheckMate-275 ORR PD-L1 (-) PD-L1 (+) Combo Arm 26% (n=23) 80% (n=5) Control Arm 14% (n=7) 40% (n=5) CheckMate-275 Benchmark2 26% (n=124) DCR Combo Arm 57% (n=23) 80% (n=5) Control Arm 14% (n=7) 60% (n=5) CheckMate-275 Benchmark2,3 52% (n=124) PFS Combo over Control Arm PD-L1 (-) ITT 0.54 0.83 Strong Evidence of Eganelisib Activity vs Benchmarks Across Six Studies And Settings in Over 130 Patients 1. Tomczak et al. ASCO GU 2021 2. Sharma et al. AACR Annual Meeting 2018 3. Infinity calculation DCR, disease control rate; ITT, intention-to-treat; ORR, overall response rate; PFS, progression free survival

6 Strong Evidence of Eganelisib Activity vs Benchmarks Across Six Studies And Settings in Over 130 Patients 1. Tomczak et al. ASCO GU 2021 2. Sharma et al. AACR Annual Meeting 2018 3. Infinity calculation Population 2L Urothelial Cancer Study MARIO-2751 Combination Eganelisib + Nivolumab Control / Benchmark Therapy Nivolumab + Placebo Control Arm and CheckMate-275 ORR PD-L1 (-) PD-L1 (+) Combo Arm 26% (n=23) 80% (n=5) Control Arm 14% (n=7) 40% (n=5) CheckMate-275 Benchmark2 26% (n=124) DCR Combo Arm 57% (n=23) 80% (n=5) Control Arm 14% (n=7) 60% (n=5) CheckMate-275 Benchmark2,3 52% (n=124) PFS Combo over Control Arm PD-L1 (-) ITT 0.54 0.83 DCR, disease control rate; ITT, intention-to-treat; ORR, overall response rate; PFS, progression free survival

7 Strong Evidence of Eganelisib Activity vs Benchmarks Across Six Studies And Settings in Over 130 Patients Population 2L Urothelial Cancer 1L TNBC Study MARIO-2751 MARIO-33 Combination Eganelisib + Nivolumab Eganalisib + Tecentriq + Abraxane Control / Benchmark Therapy Nivolumab + Placebo Control Arm and CheckMate-275 Tecentriq + Abraxane (n=450) IMpassion130 ORR PD-L1 (-) PD-L1 (+) PD-L1 (-) PD-L1 (+) Combo Arm 26% (n=23) 80% (n=5) 50% (n=8) 100% (n=5) Control Arm 14% (n=7) 40% (n=5) Not Reported/ Not Approved (n=185) 58.9% (n=265) CheckMate-275 Benchmark2 26% (n=124) DCR Combo Arm 57% (n=23) 80% (n=5) Control Arm 14% (n=7) 60% (n=5) CheckMate-275 Benchmark2,a 52% (n=124) PFS Combo over Control Arm PD-L1 (-) ITT 0.54 0.83 1. Tomczak et al. ASCO GU 2021 2. Sharma et al. AACR Annual Meeting 2018 a. Infinity calculation 3. Hamilton E et al. SABCS 2020 DCR, disease control rate; ITT, intention-to-treat; ORR, overall response rate; PFS, progression free survival

8 Population 2L Urothelial Cancer 1L TNBC Advanced TNBC Study MARIO-2751 MARIO-33 ARC-24 Combination Eganelisib + Nivolumab Eganalisib + Tecentriq + Abraxane Eganelisib + Etrumadenant + Doxil Control / Benchmark Therapy Nivolumab + Placebo Control Arm and CheckMate-275 Tecentriq + Abraxane (n=450) IMpassion130 Etrumadenant + Doxil ORR PD-L1 (-) PD-L1 (+) PD-L1 (-) PD-L1 (+) 25% (n=8) Combo Arm 26% (n=23) 80% (n=5) 50% (n=8) 100% (n=5) Control Arm 14% (n=7) 40% (n=5) Not Reported/ Not Approved (n=185) 58.9% (n=265) 9% (n=11) CheckMate-275 Benchmark2 26% (n=124) DCR Combo Arm 57% (n=23) 80% (n=5) Control Arm 14% (n=7) 60% (n=5) CheckMate-275 Benchmark2,a 52% (n=124) PFS Combo over Control Arm PD-L1 (-) ITT 0.54 0.83 Strong Evidence of Eganelisib Activity vs Benchmarks Across Six Studies And Settings in Over 130 Patients 1. Tomczak et al. ASCO GU 2021 2. Sharma et al. AACR Annual Meeting 2018 a. Infinity calculation 3. Hamilton E et al. SABCS 2020 4. Gardner O et al. SABCS 2020 DCR, disease control rate; ITT, intention-to-treat; ORR, overall response rate; PFS, progression free survival TNBC, triple-negative breast cancer

Strong Evidence of Eganelisib Activity vs Benchmarks Across Six Studies And Settings in Over 130 Patients

Population		2L Urothelial Cancer		1L TNBC		Advanced TNBC	Advanced Ovarian
Study		MARIO-275[1]		MARIO-3[4]		ARC-2[4]	ARC-2[4]
Combination		Eganelisib + Nivolumab		Eganalisib + Tecentriq + Abraxane		Eganelisib + Etrumadenant + Doxil	Eganelisib + Etrumadenant + Doxil
Control / Benchmark Therapy		Nivolumab + Placebo Control Arm and CheckMate-275		Tecentriq + Abraxane (n=450) IMpassion130		Etrumadenant + Doxil	Etrumadenant + Doxil
ORR		PD-L1 (-)	PD-L1 (+)	PD-L1 (-)	PD-L1 (+)		
	Combo Arm	26% (n=23)	80% (n=5)	50% (n=8)	100% (n=5)	25% (n=8)	75% (n=4)
	Control Arm	14% (n=7)	40% (n=5)	Not Reported/ Not Approved (n=185)	58.9% (n=265)	9% (n=11)	14% (n=7)
	CheckMate-275 Benchmark[2]		26% (n=124)				
DCR	Combo Arm	57% (n=23)	80% (n=5)				
	Control Arm	14% (n=7)	60% (n=5)				
	CheckMate-275 Benchmark[2,a]		52% (n=124)				
PFS	Combo over Control Arm	PD-L1 (-)	ITT				
		0.54	0.83				

DCR, disease control rate; ITT, intention-to-treat; ORR, overall response rate; PFS, progression free survival
TNBC, triple-negative breast cancer

Infinity PHARMACEUTICALS

9

1. Tomczak et al. ASCO GU 2021 2. Sharma et al. AACR Annual Meeting 2018 a. Infinity calculation 3. Hamilton E et al. SABCS 2020 4. Gardner O et al. SABCS 2020

Strong Evidence of Eganelisib Activity vs Benchmarks Across Six Studies And Settings in Over 130 Patients

Population		2L Urothelial Cancer		1L TNBC		Advanced TNBC	Advanced Ovarian	Melanoma (≤ 2 lines)
Study		MARIO-275[1]		MARIO-3[4]		ARC-2[4]	ARC-2[4]	MARIO-1[5]
Combination		Eganelisib + Nivolumab		Eganalisib + Tecentriq + Abraxane		Eganelisib + Etrumadenant + Doxil	Eganelisib + Etrumadenant + Doxil	Eganelisib + Nivolumab
Control / Benchmark Therapy		Nivolumab + Placebo Control Arm and CheckMate-275		Tecentriq + Abraxane (n=450) IMpassion130		Etrumadenant + Doxil	Etrumadenant + Doxil	Progression on immediate prior CPI
ORR		PD-L1 (-)	PD-L1 (+)	PD-L1 (-)	PD-L1 (+)			
	Combo Arm	26% (n=23)	80% (n=5)	50% (n=8)	100% (n=5)	25% (n=8)	75% (n=4)	21.1% (n=40)
	Control Arm	14% (n=7)	40% (n=5)	Not Reported/ Not Approved (n=185)	58.9% (n=265)	9% (n=11)	14% (n=7)	No response or DCR expected
	CheckMate-275 Benchmark[2]		26% (n=124)					
DCR	Combo Arm	57% (n=23)	80% (n=5)					52.6%
	Control Arm	14% (n=7)	60% (n=5)					
	CheckMate-275 Benchmark[2,a]		52% (n=124)					
PFS	Combo over Control Arm	PD-L1 (-)	ITT					
		0.54	0.83					

CPI, checkpoint inhibitor; DCR, disease control rate; ITT, intention-to-treat; ORR, overall response rate; PFS, progression free survival; TNBC, triple-negative breast cancer

1. Tomczak et al. ASCO GU 2021 2. Sharma et al. AACR Annual Meeting 2018 a. Infinity calculation 3. Hamilton E et al. SABCS 2020 4. Gardner O et al. SABCS 2020 5. Postow et al. SITC 2020

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Strong Evidence of Eganelisib Activity vs Benchmarks Across Six Studies And Settings in Over 130 Patients

Population		2L Urothelial Cancer		1L TNBC		Advanced TNBC	Advanced Ovarian	Melanoma (≤ 2 lines)	SCCHN (≤ 2 lines)
Study		MARIO-275[1]		MARIO-3[4]		ARC-2	ARC-2	MARIO-1[5]	MARIO-1[6]
Combination		Eganelisib + Nivolumab		Eganalisib + Tecentriq + Abraxane		Eganelisib + Etrumadenant + Doxil	Eganelisib + Etrumadenant + Doxil	Eganelisib + Nivolumab	Eganelisib + Nivolumab
Control / Benchmark Therapy		Nivolumab + Placebo Control Arm and CheckMate-275		Tecentriq + Abraxane (n=450) IMpassion130		Etrumadenant + Doxil	Etrumadenant + Doxil	Progression on immediate prior CPI	Progression on immediate prior CPI
ORR		PD-L1 (-)	PD-L1 (+)	PD-L1 (-)	PD-L1 (+)				
	Combo Arm	26% (n=23)	80% (n=5)	50% (n=8)	100% (n=5)	25% (n=8)	75% (n=4)	21.1% (n=40)	20% (n=20)
	Control Arm	14% (n=7)	40% (n=5)	Not Reported/ Not Approved (n=185)	58.9% (n=265)	9% (n=11)	14% (n=7)	No response or DCR expected	No response or DCR expected
	CheckMate-275 Benchmark[2]		26% (n=124)						
DCR	Combo Arm	57% (n=23)	80% (n=5)					52.6%	40%
	Control Arm	14% (n=7)	60% (n=5)						
	CheckMate-275 Benchmark[2,a]		52% (n=124)						
PFS		PD-L1 (-)	ITT						
	Combo over Control Arm	0.54	0.83						

CPI, checkpoint inhibitor; DCR, disease control rate; ITT, intention-to-treat; ORR, overall response rate; PFS, progression free survival; SCCHN, squamous cell carcinoma of the head and neck; TNBC, triple-negative breast cancer

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1. Tomczak et al. ASCO GU 2021 2. Sharma et al. AACR Annual Meeting 2018 a. Infinity calculation 3. Hamilton E et al. SABCS 2020 4. Gardner O et al. SABCS 2020 5. Postow et al. SITC 2020 6. Cohen et al. SITC 2020

Eganelisib
Macrophage Reprogramming Therapeutic Candidate in Solid Tumors

CD-47 Heme Focused

Forty Seven

Acquired by Gilead for $4.9 Billion[1]

TRILLIUM THERAPEUTICS INC.

Market Cap: ~$1.4B[2]

ALX ONCOLOGY

Market Cap: ~$3.0B[2]

Eganelisib Solid Tumors

Infinity PHARMACEUTICALS

Eganelisib

- Only PI3K-gamma in the clinic
- Activity in
  - Multiple Solid tumors: UC, TNBC, Melanoma, SCCHN and Ovarian
  - Monotherapy, Doublet & Triplets
  - With and without CPIs
  - 1L, 2L and 3L settings
  - PD-L1 high as well as PD-L1 low

[1]Acquisition completed on April 7, 2020 [2]Market Cap Data as of February 9, 2021 (www.finance.yahoo.com)

Infinity PHARMACEUTICALS 12

First-in-Clinic, Oral and Selective Inhibitor of PI3K-γ (Gamma)

PI3K-γ is unique and distinct from all other PI3K isoforms

PI3K-γ		PI3K-α	PI3K-β	PI3K-δ
TAMs, MDSCs, endothelial cells	Expression pattern[1]	Ubiquitous	Ubiquitous	B cells and T cells
• Macrophage reprogramming (M1→M2) • Immune cell trafficking • Vascular permeability	Biologic functions[1,2,3]	• Mutated in solid tumors • Insulin signaling	• PTEN-deleted solid tumors • Platelet activation • Insulin signaling	• B-cell and T-cell activation and function • B-cell malignancies

Eganelisib showed 100x selectivity for PI3K-γ over other PI3K isoforms[4]

MDSC, myeloid-derived suppressor cell; PI3K, phosphoinositide 3-kinase; TAM, tumor-associated macrophage.

1. De Henau O et al. AACR 2016. Abstract 554. 2. Kaneda MM et al. Nature. 2016;539(7629):437-442. 3. Hirsch E et al. Oncogene. 2014;33(24):3083-3090. 4. Evans CA et al. ACS Med Chem Lett. 2016;7(9):862-867.

Infinity PHARMACEUTICALS 13

Selective and Potent Inhibition of PI3K-γ **at Doses ≥15mg QD**

MARIO 1
MACROPHAGE REPROGRAMMING IN IMMUNO-ONCOLOGY

Sustained inhibition above PI3K-γ IC_{90} and below PI3K-δ IC_{50} at doses up to 40mg



4000
3000
2000
1000
0
Eganelisib Concentration(ng/ml)
0
4
8
12
16
20
24
Cycle 1 Day 1 Time (hr)
IC50 PI3Kδ
IC90 PI3Kγ
60 mg, n=23
40 mg, n=2
30 mg, n=3
20 mg, n=3
15 mg, n=2
10 mg, n=3

Infinity PHARMACEUTICALS

14

15 Strong Scientific Foundation for Targeting PI3K-γ in Immune Oncology MSKCC, Memorial Sloan Kettering Cancer Center; PI3K phosphoinositide 3-kinase UCSD, University of California, San Diego., ; 1. Kaneda MM et al. Nature. 2016;539(7629);437-442. 2. De Henau O et al. Nature. 2016;539(7629);443-447. Megan Kaneda Judith Varner UCSD1 Olivier De Henau Taha Merghoub Jedd Wolchok MSKCC2

Eganelisib Mechanism of Action: Reprogramming Macrophages to Turn TME From Immune Suppressed to Immune Activated


Suppressed T cells
Tumor cells
M2
PI3K-γ inhibitor, eganelisib
M1
Activated T cells
1 Eganelisib inhibition of PI3K-γ reprograms protumor (M2) macrophages/MDSCs to antitumor (M1) function to relieve macrophage suppression and expand activated T cells
2 Expansion of activated T cells leads to IFN- γ mediated upregulation of PD-L1 to blunt T-cell response
CPI
3 Antitumor activity of expanded T cells maintained with addition of CPI
M1

TME, tumor microenvironment; IFN, interferon; MDSC, myeloid-derived suppressor cell; PD-1, programmed cell death protein 1; PD-L1, programmed death-ligand 1; CPI, checkpoint inhibitor

Infinity PHARMACEUTICALS 16

17 MARIO-1: Monotherapy Translational Data Support MOA Decrease in MDSCs and Increase in T-Cell Reinvigoration and IFN-���� Signaling Following Treatment With Eganelisib C, cycle (28 days); CD, cluster of differentiation; D, days; FCGR1B, Fc gamma receptor 1B; GBP, guanylate-binding protein; HLADR, human leukocyte antigen – DR isotype; IFN, interferon; MDSC, myeloid-derived suppressor cell; PD-1, programmed cell death protein 1; PD-L1, programmed death-ligand 1. Sullivan R et al. ASCO 2018. Abstract 3013. Decreased Immune Suppression Following Treatment Increased Immune Activation Following Treatment Decrease in blood myeloid- derived suppressor cells (N=15) Increase in T-cell reinvigoration (N=17) Increased IFN-���� Responsive Genes Including PD-L1 140 120 100 80 60 40 20 0 -20 -40 -60 -80 -100 M D S C C D 14 + C D 11 b+ C D 33 +H LA D R - (% o f C 1D 1) C1D1 C2D1 140 120 100 80 60 40 20 0 -20 -40 -60 -80 -100 K i6 7+ o f P D -1 +m C D 8+ (% o f C 1D 1) C1D1 C2D1 2197% 332% 319% IFN-γ- responsive genes Fold increase at C2D1 P value PD-L1 2.4 3.5 × 10-5 FCGR1B 1.8 1.5 × 10-3 GBP2 1.5 5.6 × 10-4 GBP5 2.3 1.3 × 10-4 GBP1 2.0 1.9 × 10-4 GBP4 1.7 9.4 × 10-4

18 PHASE 1 PHASE 1B PHASE 2 Data Presented at SITC Nov 2020 Data Presented at SABCS Dec 2020 Data Presented at SABCS Dec 2020 Updated Data Planned 1H & 2H 2021 Data at ASCO GU Feb.11, 2021 Planning Registration-Enabling Study MACROPHAGE REPROGRAMMING IN IMMUNO-ONCOLOGY MARIO-275 2nd Line Urothelial Cancer in combination with nivolumab ARC-2 Triple-Negative Breast Cancer (TNBC) in combination with etrumadenant and Doxil® MARIO-1 Checkpoint inhibitor refractory Melanoma & SCCHN in combination with nivolumab MARIO-3 Front-Line Triple-Negative Breast Cancer (TNBC) in combination with atezolizumab and nab-paclitaxel Late-2020 & 2021 MILESTONES

Evolving Standard of Care in Metastatic Urothelial Cancer

20 Unmet Need: Metastatic Urothelial Cancer 5-Year Survival Rate of 5% aEstimated cases based on 2013-2017 cases. *5-Year relative survival percent, UC by SEER Summary Stage 2000. mUC, metastatic urothelial cancer; PD-L1, programmed death-ligand 1; SEER, Surveillance, Epidemiology, and End Results; UC, urothelial cancer. 1. National Cancer Institute. Accessed December 16, 2020. https://seer.cancer.gov/statfacts/html/urinb.html 2. National Cancer Institute. Accessed December 16, 2020. https://www.cancer.gov/types/bladder/patient/bladder-treatment-pdq#Keypoint2 3. Bellmunt J et al. Ann Oncol. 2015;26(4):812-817. Majority of mUCs are PD-L1 negative3 In 2020, it is estimated that there were 81,400 of urothelial cancer1,a new cases UC Is the Most Common Type of Bladder Cancer1 95% of bladder cancers are urothelial cancer 5-Year Survival Rate by Stage at Diagnosis of UC2,* P er ce nt 5% 0 20 40 60 80 100 Localized Regional MetastaticMet tatic 36% 70%

Five Checkpoint Inhibitor Approvals in mUC Either Limited to PD-L1 Positive Patients Or Showing Less Benefit for PD-L1 Negative Patients

Greatest Unmet Need in PD-L1 Negative Patients, the Majority of mUC Patients

Checkpoint inhibitor	Approval Limited to PD-L1 (+) Patients	
Tecentriq (atezolizumab)[1]	1L PD-L1 positive, cisplatin ineligible, advanced urothelial cancer patients (Imvigor 210)	
Keytruda (pembrolizumab)[2]	1L PD-L1 positive, cisplatin ineligible, advanced urothelial cancer patients (Keynote 045 & 052)	
	Approved regardless of PD-L1 Levels, but PD-L1 Negative Patients Experience Less Benefit	
Bavencio (avelumab)[3]	1L maintenance treatment vs chemo (Javelin 100)	ITT OS HR= 0.69 PD-L1(+) OS HR= 0.56 PD-L1(-) OS HR= 0.85
Imfinzi (durvalumab)[4]	2L Cisplatin refractory, advanced urothelial cancer patients (accelerated approval from Study 1108)	ITT ORR 17.6% PD-L1(+) 27.4% PD-L1(-) 4.1%
Opdivo (nivolumab)[5]	2L Cisplatin refractory, advanced urothelial cancer patients (accelerated approval from CheckMate-275)	ITT ORR 21% PD-L1(+) 26% PD-L1(-) 16%

https://www.accessdata.fda.gov/drugs Reference IDs: 1: Ref ID 4405558 2: Ref ID 4446499 3: Ref ID 4634014 (data: pfizer.com/news/press-release/press-release-detail/fda-approves-bavencio-first-line-maintenance-treatment. Accessed July 1, 2020). 4: Ref ID 4703889 (data: Hahn NM, Powles T, Massard C, et al. Updated efficacy and tolerability of durvalumab in locally advanced or metastatic urothelial carcinoma (UC) [abstract no. 4525 plus poster]). J Clin Oncol. 2017;35(Suppl):286. 5. Ref ID 4156731 (data: Sharma et al. AACR Annual Meeting 2018)

Infinity PHARMACEUTICALS 21

Leveraging MARIO-275 Data to Advance Eganelisib in UC

MARIO 275
MACROPHAGE REPROGRAMMING IN IMMUNO-ONCOLOGY

FDA Fast-Track Designation, Addition of Eganelisib to Standard of Care in I/O Naïve Urothelial Cancer Patients

Advanced Platinum Refractory 2nd Line Urothelial Cancer Patients

- MDSC all comers (stratified)
- PD-L1 status all comers (non-stratified)

Primary objective: ORR in MDSC High

Secondary objectives: DOR, PFS, OS, ORR in Total population + MDSC subset



R
Nivolumab + Eganelisib 40 mg QD*
Nivolumab + Placebo
PD
Cross-over

- Preliminary data from the Phase II trial, which enrolled 49 patients, demonstrate that the combination of nivolumab and eganelisib at 30mg was well tolerated and active, particularly in patients with low levels of PD-L1 expression
- Based on this encouraging data, Infinity is planning a registration-enabling study

*Infinity voluntarily paused enrollment in May 2020 and implemented a dose reduction of eganelisib from 40mg QD to 30mg QD to address reversible liver enzyme elevations.
In September 2020, the Independent Data Monitoring Committee determined that there was a favorable benefit/risk ratio at 30mg.
Findings presented include data up to November 30, 2020

Infinity PHARMACEUTICALS 22

23 Patient Demographics and Baseline Characteristics Parameter Eganelisib + Nivolumab(N = 33) Nivolumab + Placebo (N = 16) Age, mean ± SD 64.5 ± 8.9 68.1 ± 7.4 Male, n (%) 24 (72.7) 12 (75.0) Primary tumor location, n (%) Urinary bladder Renal pelvis Other 24 (72.7) 5 (15.2) 4 (12.1) 12 (75.0) 2 (12.5) 2 (12.5) ECOG performance status, n (%) 0 1 20 (60.6) 13 (39.4) 5 (31.3) 11 (68.8) Prior Systemic Therapies, median (range) 2.0 (1, 6) 2.0 (1, 5) Liver metastases, n (%) 8 (24.2) 5 (31.3) MDSC level, n (%) Low (< 22.3) High (≥ 22.3) 26 (78.8) 7 (21.2) 13 (81.3) 3 (18.8) PD-L1 Status, n (%) ≥1% <1% Unknown 5 (15.2) 23 (69.7) 5 (15.2) 5 (31.3) 7 (43.8) 4 (25.0) Tomczak et al. ASCO Genitourinary Cancers Symposium 2021

24 Patient Disposition and Exposure Parameter Eganelisib + Nivolumab(N = 33) Nivolumab + Placebo (N = 16) Duration of exposure, median weeks (min, max) 15.9 (2, 45) 11.1 (2, 60) Eganelisib/placebo median average daily dose mg, (min, max) 31.5 (17.4, 39.9) 38.6 (14.2, 40.0) Ongoing treatment, n (%) 8 (24.2) 5 (31.3) Discontinued treatment, n (%) Progression of disease Adverse event, related to treatment Adverse event, unrelated to treatment Death Investigator decision Voluntary withdrawal 25 (75.8) 12 (48.0) 6 (24.0) 2 (8.0) 3 (12.0) 1 (4.0) 1 (4.0) 11 (68.8) 4 (36.4) 0 (0) 1 (9.1) 3 (27.3) 2 (18.2) 1 (9.1) Tomczak et al. ASCO Genitourinary Cancers Symposium 2021

Safety and Tolerability

MARIO-275 MACROPHAGE REPROGRAMMING IN IMMUNO-ONCOLOGY

Treatment-Emergent Adverse Events (TEAEs) (>20% in Nivolumab + Eganelisib)

Preferred Term	Eganelisib + Nivolumab (N = 33), n (%)			Nivolumab + Placebo (N = 16), n (%)		
	All Causality	Related to IPI-549	Related to Nivolumab	All Causality	Related to Placebo	Related to Nivolumab
Pyrexia	11 (33.3)	4 (12.1)	2 (6.1)	0	0	0
Decreased appetite	10 (30.3)	7 (21.2)	5 (15.2)	4 (25.0)	1 (6.3)	0
Disease progression	8 (24.2)	1 (3.0)	1 (3.0)	6 (37.5)	0	0
Pruritus	8 (24.2)	5 (15.2)	8 (24.2)	1 (6.3)	0	0
Rash	8 (24.2)	7 (21.2)	4 (12.1)	1 (6.3)	0	0
Alanine aminotransferase increased	8 (24.2)	7 (21.2)	7 (21.2)	2 (12.5)	0	0
Asthenia	7 (21.2)	6 (18.2)	5 (15.2)	4 (25.0)	2 (12.5)	1 (6.3)

Grade ≥3^ TEAEs (>10% in Nivolumab + Eganelisib)

Preferred Term	Eganelisib + Nivolumab (N = 33), n (%)			Nivolumab + Placebo (N = 16), n (%)		
	All Causality	Related to IPI-549	Related to Nivolumab	All Causality	Related to Placebo	Related to Nivolumab
Disease progression	8 (24.2)	1 (3.0)	1 (3.0)	6 (37.5)	0	0
Hepatotoxicity*	5 (15.2)	5 (15.2)	5 (15.2)	0	0	0
Alanine aminotransferase increased**	4 (12.1)	4 (12.1)	4 (12.1)	0	0	0
Aspartate aminotransferase increased*	4 (12.1)	4 (12.1)	4 (12.1)	1 (6.3)	0	0

^No Hy's Law and No Grade 5

* 1 Grade 4 ** 2 Grade 4

Tomczak et al. ASCO Genitourinary Cancers Symposium 2021

Infinity PHARMACEUTICALS

25

Reduction of Tumor Burden in 58% (11/19) of PD-L1(-) in Combination Arm Versus 17% (1/6) of PD-L1(-) in Control Arm

MARIO 275
MACROPHAGE REPROGRAMMING IN IMMUNO-ONCOLOGY



Best Percent Change in Tumor Volume of Target Lesion (N=40)
PD-L1 Negative
Other: PD-L1 Positive+ or Unknown
Change from Baseline (%)
120%
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
Disease Progression
Partial Response
Eganelisib + Nivolumab
Placebo + Nivolumab

Tomczak et al. ASCO Genitourinary Cancers Symposium 2021

Infinity PHARMACEUTICALS

26

Reduction of Tumor Burden in 58% (11/19) of PD-L1(-) in Combination Arm Versus 17% (1/6) of PD-L1(-) in Control Arm



Best Percent Change in Tumor Volume of Target Lesion (N=40)
PD-L1 Negative
Change from Baseline (%)
120%
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
Disease Progression
Partial Response
Eganelisib + Nivolumab
Placebo + Nivolumab

Infinity Data on File

27

28 46% Lower Probability of Progression on Combination Arm Versus Control Arm in PD-L1 Negative Patient Population 0.00 0.20 0.40 0.60 0.80 1.00 0 6 12 18 24 30 36 42 48 Pr og re ss io n Fr ee S ur vi va l P ro ba bi lit y Weeks PD-L1(-) PD-L1(+) ITT Eganelisib + Nivolumab Median PFS (wks) [95% CI] Patients with Events, n (%) N=23 9.1 [7.9, NE] 15 (65.2) N=5 NE [7.9, NE] 2 (40.0) N=33 9.1 [8.0, 22.3] 22 (66.7) Placebo + Nivolumab** Median PFS (wks) [95% CI] Patients with Events, n (%) N=7 7.9 [2.4, 8.0] 6 (85.7) N=5 16.4 [6.9, NE] 3 (60.0) N=16 8.5 [7.9, 16.4] 12 (75.0) Hazard Ratio [95% CI] 0.54 [0.21, 1.43] NE 0.83 [0.41,1.67] + Censored: Eganelisib + Nivolumab Censored: Placebo + Nivolumab Eganelisib + Nivolumab Placebo + Nivolumab Tomczak et al. ASCO Genitourinary Cancers Symposium 2021

29 DCR 4X Greater in Combination Arm Versus Control Arm All Patients PD-L1 (-) Patients PD-L1 (+) Patients Eganelisib + Nivo N = 33 Nivo + Placebo N = 16 Eganelisib + Nivo N = 23 Nivo + Placebo N = 7 Eganelisib + Nivo N = 5 Nivo + Placebo N = 5 n % n % n % n % n % n % CR 4* 12% 1* 6% 2 9% 0 0% 2 40% 0 0% PR 6** 18% 3 19% 4 17% 1 14% 2 40% 2 40% ORR^ 10 30% 4 25% 6 26% 1 14% 4 80% 2 40% SD 8** 24% 1 6% 7 30% 0 0% 0 0% 1 20% DCR^^ 18 55% 5 31% 13 57% 1 14% 4 80% 3 60% PD 11 33% 7 44% 6 26% 5 71% 1 20% 1 20% NE 4 12% 4 25% 4 17% 1 14% 0 0% 1 20% *Confirmed CR **4 patients had PD at C3, then PR or SD at later cycles ^Unconfirmed overall response rate (ORR) (CR+PR) ^^Unconfirmed disease control rate (DCR) (CR,PR+SD) Note: Patients were stratified by MDSC level, but there was no meaningful difference between the DCR in the MDSC high combination arm (29%, n=7) versus the MDSC high control arm (33%, n=3);

30 Translational Data Consistent with MOA Decreased Immune Suppression and Increased Immune Activation Increased Immune Activation Eganelisib + Nivolumab Placebo + Nivolumab T C el l R ei nv ig or at io n K i6 7+ of P D 1+ m em or y C D 8 (% ) P<0.1 P<0.01 P-value is based on t-test assuming equal variance *MDSC = HLADR- of CD14+CD15-CD11b+CD33b+CD45+Lin-; Tomczak et al. ASCO Genitourinary Cancers Symposium 2021 C 1D 1 C 1D 15 C 2D 1 C 3D 1 C 1D 1 C 1D 15 C 2D 1 C 3D 1 C 1D 1 C 1D 15 C 2D 1 C 3D 1 C 1D 1 C 1D 15 C 2D 1 C 3D 1 PD-L1 Negative PD-L1 Positive Eganelisib + Nivolumab Placebo + Nivolumab Decreased Immune Suppression Lo g 2 fo ld c ha ng e *M D S C ( ce lls /m L) M D S C PD-L1 Negative PD-L1 Positive Eganelisib + Nivolumab Placebo + Nivolumab C 1D 1 C 1D 15 C 3D 1 C 1D 1 C 1D 15 C 3D 1 C 1D 1 C 1D 15 C 3D 1 C 1D 1 C 1D 15 C 3D 1 Eganelisib + Nivolumab Placebo + Nivolumab C 2D 1 C 2D 1 C 2D 1 C 2D 1

31 Conclusions and Next Steps in mUC • Preliminary data demonstrate that the combination of eganelisib at 30 mg + nivolumab was well tolerated • The combination demonstrated an improved ORR, DCR and PFS versus nivolumab, especially in PD-L1 negative patients, which represent approximately 70% of the combination arm patients • Translational data demonstrate decreased immune suppression and increased immune activation with eganelisib + nivolumab versus nivolumab + placebo, including in PD-L1 low patients • Given the magnitude of unmet need and the magnitude of the benefit seen in PD-L1 low mUC patients, Infinity is planning a registration-enabling study in the PD-L1 low mUC population Tomczak et al. ASCO Genitourinary Cancers Symposium 2021

High Unmet Need for PD-L1 Negative Patients in Many Tumor Types

Large Indications for Which Checkpoint Inhibitor Approvals Are Limited to PD-L1 Positive Patients

Approved Label	1st Line Approved Therapy	2nd Line+ Approved Therapy
PD-L1 positive, advanced TNBC	▪ Tecentriq[1] with nab-paclitaxel (accelerated approval) ▪ Keytruda[2] with chemo	
PD-L1 positive, advanced NSCLC	That does not have an abnormal "EGFR" or "ALK" gene ▪ Keytruda ▪ Tecentriq ▪ Opdivo[3] with ipilumimab	That does have an abnormal "EGFR" or "ALK" gene and was treated with "EGFR" or "ALK" inhibitor medicine that did not work or is no longer working ▪ Keytruda
PD-L1 positive, advanced SSCHN	▪ Keytruda	
PD-L1 positive, advanced Esophageal		▪ Keytruda
PD-L1 positive, advanced Gastric cancer		▪ Keytruda
PD-L1 positive, advanced Cervical cancer		▪ Keytruda

https://www.accessdata.fda.gov/drugs Reference IDs: 1. 4405558 2. 4446499 3. 4156731

Infinity PHARMACEUTICALS 32

33 PD-L1 High % O R R % Patients With PD-L1 Low Cancers Show Low Response Rates Across 29 Tumor Types ACC, adenoid cystic carcinoma; cSCC. cutaneous squamous-cell carcinoma; HCC, hepatocellular carcinoma; H&N, head and neck; MCC, Merkel cell carcinoma; MMRd, mismatch repair–deficient; NSCLC, non-small cell lung cancer; ORR, overall response rate; PD-1, programmed cell death protein 1; PD-L1, programmed death-ligand 1; RCC, renal cell carcinoma; SCLC, small cell lung cancer; UM, uveal melanoma. 1. Chen DS, Mellman I. Nature. 2017;541(7637):321-330. 2. Yarchoan M et al. JCI Insight. 2019;4(6):e126908. Higher response rates to anti–PD-1/PD-L1 therapy in PD-L1 high tumors have been reported1,2 The greatest unmet need is in patients with PD-L1 low tumors 29 tumor types or subtypes with ORR available There is a positive relationship between the PD-L1 expression positivity rate and the ORR for anti–PD-1 or anti–PD-L1 therapy2 10 20 30 40 50 60 10 20 30 40 50 Pancreatic BreastProstate ACC Biliary Sarcoma Glioblastoma Ovarian Esophagogastric Endometrial SCLC HCC Cervical UM H&N Mesothelioma Urothelial NSCLC - Squamous NSCLC - Nonsquamous Anal Colorectal - MMRd RCC Noncolorectal - MMRd Melanoma CSCC MCC Nasopharyngeal Thymic ORR (n) PD–L1 High (n) 50 100 500 1000 50 250 1000 0 0 Colorectal

Eganelisib Ongoing Development

35 PHASE 1 PHASE 1B PHASE 2 Data Presented at SITC Nov 2020 Data Presented at SABCS Dec 2020 Data Presented at SABCS Dec 2020 Updated Data Planned 1H & 2H 2021 Data at ASCO GU Feb.11, 2021 Planning Registration-Enabling Study MACROPHAGE REPROGRAMMING IN IMMUNO-ONCOLOGY MARIO-275 2nd Line Urothelial Cancer in combination with nivolumab ARC-2 Triple-Negative Breast Cancer (TNBC) in combination with etrumadenant and Doxil® MARIO-1 Checkpoint inhibitor refractory Melanoma & SCCHN in combination with nivolumab MARIO-3 Front-Line Triple-Negative Breast Cancer (TNBC) in combination with atezolizumab and nab-paclitaxel Late-2020 & 2021 MILESTONES

Potential of Eganelisib to Improve on Atezolizumab + Nab-Paclitaxel FDA Approval Only in PD-L1 High mTNBC Front-Line Regimen

MARIO 3 MACROPHAGE REPROGRAMMING IN IMMUNO-ONCOLOGY

Eganelisib FDA Fast Track Designation for TNBC

MARIO-3 TNBC exploring the potential of eganelisib to improve on IMpassion130 results[1]

Addition of eganelisib to SOC, atezolizumab and nab-paclitaxel, in front-line TNBC

- Inclusion/exclusion criteria per IMpassion130 study
- Two prespecified cohorts: PD-L1(+) and PD-L1(-)
- Primary objective: CR rate
  CR benchmark ≈7% ITT; 10% PD-L1(+)
- Secondary objectives: PK, PD, ORR, DCR, and PFS; ORR for PD-L1(-) cohort

Total enrollment (n≈60)

eganelisib 30mg QD
+
atezolizumab
+
nab-paclitaxel
→

TNBC PD-L1(-) (n=up to 30)

TNBC PD-L1(+) (n=up to 30)

CR, complete response; DCR, disease control rate; ITT, intent-to-treat; ORR, overall response rate; PD, pharmacodynamics; PD-L1, programmed death-ligand 1; PFS, progression-free survival; PK, pharmacokinetics; SOC, standard of care; mTNBC, metastatic triple-negative breast cancer; TNBC, triple-negative breast cancer.

1. Schmid P et al. N Engl J Med. 2018;379(22):2108-2121.

Infinity PHARMACEUTICALS 36

37 -100 -90 -80 -70 -60 -50 -40 -30 -20 -10 0 10 20 30 * ** F I D J C K B M H L G A E B es t P er ce nt C ha ng e in T ar ge t L es io n fr om B as el in e Patient PR SD PD CR PD-L1 positive PD-L1 negative + - + + + + + - - - - - - - - 69.2% (9/13) exhibited a complete or partial response 100% of Evaluable Patients Exhibited Tumor Reduction Regardless of PD-L1 Status * >40% decrease in target lesion, but PD due to new lesions ** 100% decrease in target lesions, but PR due to presence of non-target lesions Hamilton E et al. SABCS 2020. Abstract PS11-32.

38 0 5 10 15 20 25 30 A B C D E F G H I J K L M 92% (12/13) of Patients Derived Clinical Benefit Hamilton E et al. SABCS 2020. Abstract PS11-32. * - - + - + - + + - + - - - Patient PD-L1 Status (+/-) Duration on Treatment (Weeks) * PR SD PD CR On Study Off Treatment Due to AE* • Majority of patients achieved PR at 1st Scan • Majority of patients remained on study as of SABCS • 7 additional patients enrolled as of SABCS awaiting 1st scan

Overall Response Rates Show Improvement Over Standard of Care Benchmarks in ITT and PD-L1(+)

MARIO
MACROPHAGE REPROGRAMMING IN IMMUNO-ONCOLOGY

MARIO-3[1]	ITT n=13	PD-L1(+) n=5	PD-L1(-) n=8
Overall response rate[a]	69.2%	100%	50%

Benchmarks

IMpassion130 Atezolizumab + Nab-Paclitaxel Standard of Care ORR Benchmark in PD-L1(+)	56%[2]	58.9%[2]	Not Reported[2]
IMpassion130 Nab-Paclitaxel Control Arm ORR Benchmark	45.9%[2]	42.6%[2]	Not Reported; ~40-45%[3]

PD-L1, programmed death-ligand 1; RECIST, Response Evaluation Criteria in Solid Tumors.

1. Hamilton E et al. SABCS 2020. Abstract PS11-32. [a] Unconfirmed BOR presented, but 2 PRs of PD-L1(+) and 2 PRs of PD-L1(-) are confirmed. 2. N Engl J Med 2018;379:2108-21.
3. Infinity estimate.

Infinity PHARMACEUTICALS 39

40 PHASE 1 PHASE 1B PHASE 2 Data Presented at SABCS Dec 2020 Updated Data Planned 1H & 2H 2021 Data at ASCO GU Feb.11, 2021 Planning Registration-Enabling Study MACROPHAGE REPROGRAMMING IN IMMUNO-ONCOLOGY MARIO-275 2nd Line Urothelial Cancer in combination with nivolumab ARC-2 Triple-Negative Breast Cancer (TNBC) in combination with etrumadenant and Doxil® MARIO-1 Checkpoint inhibitor refractory Melanoma & SCCHN in combination with nivolumab MARIO-3 Front-Line Triple-Negative Breast Cancer (TNBC) in combination with atezolizumab and nab-paclitaxel Late-2020 & 2021 MILESTONES  Ovarian ORR: 75% vs. 14%*  TNBC ORR: 25% vs. 9*  Melanoma ORR (≤ 2 lines): 21%  SCCHN ORR (≤ 2 lines): 20% *Triplet Arm (Eganelisib + Etrumadenant + Doxil) versus Doublet Arm (Etrumadenant + Doxil)

41 PHASE 1 PHASE 1B PHASE 2 KEY STUDY DATA  PFS Hazard Ratio: 0.54  4x DCR compared to control arm Expansive and Consistent Body of Evidence Across Tumor Types, Combination Regimens and Lines of Therapy MARIO-275 2nd Line Urothelial Cancer in combination with nivolumab ARC-2 Triple-Negative Breast Cancer (TNBC) in combination with etrumadenant and Doxil® MARIO-1 Checkpoint inhibitor refractory Melanoma & SCCHN in combination with nivolumab MARIO-3 Front-Line Triple-Negative Breast Cancer (TNBC) in combination with atezolizumab and nab-paclitaxel  100% ORR PD-L1 (+)  50% ORR PD-L1 (-)  Ovarian ORR: 75% vs. 14%*  TNBC ORR: 25% vs. 9* *Triplet Arm (Eganelisib + Etrumadenant + Doxil) versus Doublet Arm (Etrumadenant + Doxil)  Melanoma ORR (≤ 2 lines): 21%  SCCHN ORR (≤ 2 lines): 20%

Eganelisib
Macrophage Reprogramming Therapeutic Candidate in Solid Tumors

CD-47 Heme Focused

Forty Seven

Acquired by Gilead for $4.9 Billion[1]

TRILLIUM THERAPEUTICS INC.

Market Cap: ~$1.4B[2]

ALX ONCOLOGY

Market Cap: ~$3.0B[2]

Eganelisib Solid Tumors

Infinity PHARMACEUTICALS

Eganelisib

- Only PI3K-gamma in the clinic
- Activity in
  - Multiple Solid tumors: UC, TNBC, Melanoma, SCCHN and Ovarian
  - Monotherapy, Doublet & Triplets
  - With and without CPIs
  - 1L, 2L and 3L settings
  - PD-L1 high as well as PD-L1 low

[1]Acquisition completed on April 7, 2020 [2]Market Cap Data as of February 9, 2021 (www.finance.yahoo.com)

Infinity PHARMACEUTICALS 42

Q&A Discussion

Thank You!

Back up

Arcus Collaboration: ARC-2 Phase 1/1b Study

	Dose Escalation		Dose Expansion
	TNBC and Ovarian Cancer		TNBC
Doublet Arm	Etrumadenant (75 or 150 mg po qd) + Doxil IV q4w (n=3-6)	›	Etrumadenant (150 mg po qd) + Doxil IV q4w (n=15-40)
Triplet Arm	Eganelisib (30 or 40 mg po qd) + Etrumadenant (150 mg po qd) + Doxil IV q4w (n=3-6)	›	Eganelisib (40 mg po qd) + Etrumadenant (150 mg po qd) + Doxil IV q4w (n=15-40)

IV, intravenous; RDE, recommended dose for expansion; TNBC, triple-negative breast cancer.

46

47 ARC-2 Etrumadenant and Doxil +/- Eganelisib Clinical Activity in Ovarian Cancer and TNBC Etruma + Doxil + Eganelisib ORR = 42% 12 evaluable patients: 1 CR (Ovarian), 4 PRs (2 TNBC, 2 Ovarian) Etruma + Doxil ORR = 11% 18 evaluable patients: 2 PRs (1 TNBC, 1 Ovarian) Doublet Arm Triplet Arm † Patient withdrew prior to first disease assessment. BOR, best overall response; CR, complete response; Etruma, etrumadenant; OvCa, ovarian cancer; PD, progressive disease; PLD, pegylated liposomal doxorubicin; PR, partial response; SD, stable disease; TNBC, triple-negative breast cancer. Gardner O et al. SABCS 2020. Abstract PS12-12.

48 MARIO-1: Combination of Eganelisib + Nivolumab in Patients Who Progressed on Immediate Prior CPI Therapy * 28 day cycles, continuous 40mg QD dosing ** Flat-dose 240 mg Q2W *** Must have de novo or acquired resistance to immediately prior anti-PD-1/anti-PD-L1 therapy CPI, checkpoint inhibitor. Postow et al. SITC 2020. Melanoma SCCHNCombination Dose Escalation/Expansion Eganelisib*+ Nivolumab** Stable Disease E ganelisib B enefit MARIO-1 Study Start*** PD A key objective of the study is to mount an effective anti-tumor immune response in combination with CPI to generate clinical responses in patients who would not be expected to respond to checkpoint inhibitor therapy alone, including those having progressed on immediate prior CPI therapy

49 -60 -50 -40 -30 -20 -10 0 -30 -10 10 30 50 70 90 110 130 -90 -80 -70 -60 -50 -40 -30 -20 -10 0 -20 0 20 40 60 80 -90 -80 -70 -60 -50 -40 -30 -20 -10 0 -40 -30 -20 -10 0 10 20 30 40 Time (weeks) Objective Responses in Melanoma Patients Who Progressed on Immediate Prior Checkpoint Inhibitor Therapy CPI, checkpoint inhibitor. Postow et al. SITC 2020. ORR of 21.1% and DCR of 52.6% in Melanoma Patients ≤ 2 prior lines of therapy % C ha ng e fr om b as el in e ta rg et le si on s Time (weeks) • Patient A with Stage III melanoma • Refractory to pembrolizumab after 3 mos • 57% tumor reduction in response to treatment with eganelisib + nivolumab • PFS: > 25 months • Patient C with Stage IV melanoma • Refractory to pembrolizumab (CR for 1 year; PD after 6 months of therapy) • 76% tumor reduction in response to treatment with eganelisib + nivolumab • PFS: 6 months • Patient B with Stage IV melanoma • Refractory to nivolumab after 5 mos • 79% tumor reduction in response to treatment with eganelisib + nivolumab • PFS: 14 months % C ha ng e fr om b as el in e ta rg et le si on s % C ha ng e fr om b as el in e ta rg et le si on s Time (weeks) Start of MARIO-1 Therapy After Progression on Immediate Prior CPI Start of MARIO-1 Therapy After Progression on Immediate Prior CPI Start of MARIO-1 Therapy After Progression on Immediate Prior CPI

Potential Next Step: Pro-Tumor Macrophages Driving CPI Resistance May Be Overcome by Eganelisib+CPI+CTLA4

Macrophage-Rich B16 GM-CSF Melanoma Model

Tumor Regression


aCTLA4+ aPD-1
Tumor size (mm³)
2000
1500
1000
500
0
0
20
40
60
Days post Tumor graft
Vehicle (CR=2/10)
Eganelisib (CR=8/10)

Enhanced Survival


Percent Survival
100
50
0
0
50
100
150
200
Days post Tumor graft
*
****
***
Eganelisib + aCTLA4+ aPD-1
aCTLA4 + aPD-1
Vehicle
**** p < 0.0001
*** p < 0.001
* p < 0.05

Eganelisib in combination with anti-PD1 and anti-CTLA4 therapies extends survival with 80% complete regression with statistical significance

CPI, checkpoint inhibitor. De Henau et al. Nature, 2016 Nov;539:443-447.

50

Eganelisib + Nivolumab: Partial Response in Patients Who Progressed on Immediate Prior CPI Therapy

MARIO 1 MACROPHAGE REPROGRAMMING IN IMMUNO-ONCOLOGY

ORR of 20.0% and DCR of 40.0% in SCCHN Patients ≤ 2 prior lines of therapy



Time (weeks)
% Change from baseline target lesions
0
-10
-20
-30
-40
-50
-60
-70
-80
-20
-10
0
10
20
30
40
50
60

Start of MARIO-1 Therapy
After Progression on Immediate Prior CPI

- Patient A: stage IV disease at study entry
- Refractory to pembrolizumab after 15 mos
- 63% tumor reduction
- PFS: 11 months



Time (weeks)
% Change from baseline target lesions
0
-5
-10
-15
-20
-25
-30
-35
-40
-20
-10
0
10
20
30
40

Start of MARIO-1 Therapy
After Progression on Immediate Prior CPI

- Patient B: stage IV disease at study entry
- Refractory to pembrolizumab after 5 mos
- 36% tumor reduction
- PFS: 7 months

CPI, checkpoint inhibitor. Cohen et al. SITC 2020.

Infinity PHARMACEUTICALS

51

Next Step: Phase 2 Window of Opportunity Study of Eganelisib in Patients with Locally Advanced HPV+ and HPV- Head and Neck Squamous Cell Carcinoma

Protocol 172058: UCSD Moores Cancer Center Investigator Initiated Trial

Objectives:

1. To detect a change in the PI3Kgamma regulated gene expression signature of immune suppression
2. To detect change in myeloid, T cell composition and immune activation markers by IHC as well as TCR sequencing
3. To determine safety and tolerability of eganelisib and change in tumor size in patients with locally advanced HNSCC



Patients with Locally Advanced, Previously Untreated HNSCC Amenable to Surgical Resection
• Baseline tumor measurement
• Tumor biopsy (non-surgical)
Therapy: eganelisib 40 mg QD PO days 1-21
• RNA profiling
• Multiplex IHC
• DNA isolation/TCR sequencing
3 weeks
Surgical Tissue Specimen
Standard Therapy, Survival, Toxicity Follow-Up

52

53 MARIO-275 Patient Disposition Randomized (n = 49) Nivolumab + Placebo (n = 16) Nivolumab + Eganelisib (n = 33) Response Evaluable (n = 5) Response Not Evaluable (n = 0) PD-L1 (+) (n = 5) PD-L1 (-) (n = 23) Unknown (n = 5) Response Evaluable (n = 19) Response Not Evaluable (n = 4) Response Evaluable (n = 5) Response Not Evaluable (n = 0) Response Evaluable (n = 4) Response Not Evaluable (n = 1) PD-L1 (+) (n = 5) PD-L1 (-) (n = 7) Unknown (n = 4) Response Evaluable (n = 6) Response Not Evaluable (n = 1) Response Evaluable (n = 2) Response Not Evaluable (n = 2)